UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2022

STERLING BANCORP, INC.

(Exact name of registrant as specified in its charter)

Michigan	001-38290	38-3163775
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Towne Square, Suite 1900

Southfield, Michigan 48076

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 355-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SBT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01. Other Events.

On January 21, 2021, Sterling Bancorp, Inc. (the “Company”) issued a press release announcing that the Company entered into an agreement in the form of a definitive stipulation of settlement (the “Settlement”) to settle the demand for a derivative action brought by Raymand Cahnman, a purported shareholder of the Company. The demand was originally set forth in a demand letter from the purported shareholder, which was received by the Company on July 28, 2020 (the “Shareholder Demand”) and reflected in a shareholder derivative complaint that was recently filed against the Company and certain current and former directors of the Company. The action is styled Cahnman v. Allen, et al., No. 2:22-cv-10124 (E.D. Mich.). Consistent with the previously disclosed Shareholder Demand, the complaint alleges that members of the Company's Board of Directors breached their fiduciary duties of oversight and disclosure based on allegations concerning the Bank’s residential lending practices and disclosures concerning those practices that were made in the Company’s registration statement and prospectus for its initial public offering, in subsequent press releases, in periodic and other filings with the SEC and during earnings calls. The complaint seeks to (1) recover damages the Company has purportedly sustained as a result of alleged breaches of fiduciary duties by certain of its officers and directors; (2) recover for the benefit of the Company the amounts by which certain of its officers and directors purportedly were unjustly enriched; and (3) correct alleged deficiencies in the Company’s internal controls.

Following receipt of the Shareholder Demand, the Company’s Board of Directors established a Demand Review Committee consisting of independent directors, none of whom were named in the Shareholder Demand. During the course of an ongoing investigation conducted by the Demand Review Committee, the Demand Review Committee, on behalf of the Company, engaged in discussions with Mr. Cahnman’s counsel resulting in the Settlement. In entering into the Settlement, the Company and the individual defendants named in the complaint deny any and all allegations of wrongdoing. However, the Demand Review Committee and the Board of Directors believe that the Settlement is the most efficient manner for resolving this matter.

Pursuant to the Settlement, the Company has agreed to adopt and implement substantial corporate governance reforms (the “Corporate Governance Enhancements”), many of which are already in progress, and pay attorneys’ fees and expenses in exchange for the release of all defendants from all alleged claims therein. The Corporate Governance Enhancements include, among other things, making certain amendments to both the Company’s Second Amended and Restated Articles of Incorporation and Amended & Restated Bylaws to end the staggered term of the Company’s Board of Directors, establishing certain Board-level and management-level committees and making updates to the Company’s internal policies and practices. The Settlement provides customary releases of certain individuals and entities, including the current Board of Directors and certain former board members, and reserves for the Company's Board of Directors the exclusive right to continue to evaluate and pursue claims against non-released individuals based on their conduct concerning, related to, or arising from the matters raised in the Shareholder Demand. The Settlement remains subject to court approval and other customary conditions. The full amount of the attorneys’ fees and expenses due under the settlement will be paid by the Company’s insurance carriers under applicable insurance policies.

A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

A copy of the Corporate Governance Enhancements is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding the Company’s plans, expectations, thoughts, beliefs, estimates, goals and outlook for the future that are intended to be covered by the protections provided under the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “might,” “should,” “could,” “predict,” “potential,” “believe,” “expect,” “attribute,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “goal,” “target,” “outlook,” “aim,” “would” and “annualized,” or the negative versions of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and they are based on current expectations, estimates and projections about our industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, estimates and uncertainties that are difficult to predict. The risks, uncertainties and other factors detailed from time to time in our public filings, including those included in the disclosures under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 26, 2021, subsequent periodic reports and future periodic reports, could affect future results and events, causing those results and events to differ materially from those views expressed or implied in the Company’s forward-looking statements. Should one or more of the foregoing risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those projected in, or implied by, such forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. The Company disclaims any obligation to update, revise, or correct any forward-looking statements based on the occurrence of future events, the receipt of new information or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

No.	Description
99.1	Company press release dated January 21, 2022
99.2	Company’s Corporate Governance Enhancements
104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Bancorp, Inc.

By:	/s/ Karen Knott
Karen Knott
Chief Financial Officer

Date: January 21, 2022